[LETTERHEAD OF VENTAS, INC.]

                                               Contact: Debra A. Cafaro
                                                        President and CEO
                                                        or
                                                        John C. Thompson
                                                        Executive Vice President
                                                        (502) 357-9000


           VENTAS CLOSES SENIOR NOTE OFFERING AND NEW CREDIT FACILITY,
                   ISSUES INCREASED/REVISED 2002 FFO GUIDANCE
                             ----------------------
                  COMPANY TO ALSO ISSUE FIRST QUARTER EARNINGS
                        AND HOLD CONFERENCE CALL ON MAY 9

Louisville, KY, April 17, 2002 - Ventas, Inc. (NYSE:VTR) ("Ventas" or the "Company") announced today that it has completed an offering of $175 million of 8-3/4% Senior Notes due 2009 and $225 million of 9% Senior Notes due 2012 issued by its operating partnership, Ventas Realty, Limited Partnership, and a wholly-owned subsidiary formed in connection with the offering.

     Ventas also announced that Ventas Realty, Limited Partnership concurrently closed its new $350 million secured credit facility. The facility consists of a $290 million revolving loan priced at 275 basis points over LIBOR and a $60 million five-year term loan priced at 250 basis points over LIBOR. The revolving credit facility has a three-year term, includes grid pricing that will allow the Company to achieve reduced interest expense if it de-levers and contains a $100 million "accordion feature" that will permit expansion of the facility, all as provided by the facility credit agreement.

     "These transactions represent a great success for Ventas," said Ventas President and CEO, Debra A. Cafaro. "With excellent long-term financing in place, we can begin to execute our business strategy of diversifying our asset base and revenue sources within the healthcare sector."

     Ventas said that it used (1) $620.3 million in net proceeds from the offering and the new credit facility, plus (2) approximately $14.3 million cash on hand to repay: (a) all outstanding indebtedness under the Company's existing credit agreement; (b) certain closing costs; and (c) a one-time $13.6 million breakage fee relating to the termination of $350 million notional amount of its existing interest rate swap agreement. The interest rate swap agreement expires in June 2003, fixes LIBOR at 6 percent, and has a $450 million notional amount after the partial termination.

     The Notes are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the Securities Act's registration requirements.

2002 FFO GUIDANCE

     These refinancing transactions should be accretive to FFO on an annualized basis by approximately $0.06 per share. Accordingly, Ventas said it expects to report normalized FFO of $1.28 to $1.30 per share for 2002, excluding any gains or losses (including those associated with the partial termination of the Company's


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Ventas Closes Senior Note Offering and New Credit Facility
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April 17, 2002


interest rate swap agreement). The Company may, from time to time, update its publicly announced FFO guidance, but it is not obligated to do so.

ASSUMPTIONS

     The Company's FFO guidance is based on a number of assumptions, including, but not limited to, the following: Kindred Healthcare, Inc. (Ventas's principal tenant) ("Kindred") performs its obligations under the five Amended Master Leases covering 210 nursing homes and 44 hospitals and various other agreements between the companies; the Company's other tenants perform their obligations under their leases with the Company; no additional dispositions of Kindred stock occur; no capital transactions, acquisitions or divestitures occur; Ventas's tax and accounting positions do not change; the Company's issued outstanding and diluted shares do not change; and Ventas does not incur any impact from Accounting Rule FASB 133 relating to derivatives.

FIRST QUARTER 2002 EARNINGS AND CONFERENCE CALL

     Ventas also announced that it will release its first quarter earnings on May 9, 2002. A conference call to discuss those earnings will be held that morning at 10:00 a.m. Eastern Time (9:00 a.m. Central Time.) The call will be webcast live by CCBN and can be accessed via the Ventas web site at www.ventasreit.com or www.companyboardroom.com.

     Ventas, Inc. is a healthcare real estate investment trust whose properties include 44 hospitals, 215 nursing facilities and eight personal care facilities in 36 states.


     This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under one of these interest rate swap agreements, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty, Limited Partnership entered into in connection with the Company's spin-off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to


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Ventas Closes Senior Note Offering and New Credit Facility
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April 17, 2002


maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of Kindred common stock, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's taxable net income for the year ended December 31, 2001, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants and (r) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the Kindred common stock. Many of such factors are beyond the control of the Company and its management. - END -


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